FORM OF LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”) is made and entered into as of September 12, 2011, by and between DGSE Companies, Inc., a Nevada corporation (the “Company”), and the undersigned shareholders of the Company (the “Shareholders”) who are acquiring an aggregate of six hundred thousand (600,000) shares (the “Shares”) of the common stock of the Company, par value $0.01 per share (the “Common Stock”), pursuant to that certain Agreement and Plan of Merger, dated September 12, 2011, by and among the Company, SBT, Inc., Southern Bullion Trading, LLC, NTR Metals LLC and the members of Southern Bullion Trading, LLC (the “Merger Agreement”).

WHEREAS, in conjunction with the transactions contemplated in the Merger Agreement, the Shareholders are entitled to receive the Shares on the terms and conditions set forth in more detail in the Merger Agreement; and

WHEREAS, in order to facilitate the consummation of the transactions contemplated by the Merger Agreement and to provide for an orderly market for the Common Stock, the Shareholders have agreed to enter into this Agreement and to thereby restrict the sale, offer for sale, pledge, assignment, transfer, conveyance, hypothecation, alienation or any other disposition of the Shares received by the Shareholders, all on the terms set forth below.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           The Shareholders each expressly agree that they will not make or cause to be made any sale, offer for sale, transfer, pledge, assignment, conveyance, hypothecation, alienation or any other disposition, of the Shares received by the Shareholders, without Company’s prior written consent, earlier than the two-year anniversary of the date on which the Shares were distributed to Shareholders.  The foregoing sentence shall not apply:

a.           to transfers of Shares as a bona fide gift;

b.           to transfers of Shares by will or intestacy or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned;

c.           to distributions of Shares by a trust to its beneficiaries or a trustor;

d.           if the Shareholder is a corporation, partnership, limited liability company, trust or other business entity and it (i) transfers Shares to another corporation, partnership, limited liability company, trust or other business entity that is a direct or indirect affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended (the “1933 Act”)) of the undersigned or to any business entity that is managed and governed by the same management company as the Shareholder; or

e.           transfers to the Company.

In the case of any transfer or distribution pursuant to clause (a), (b), (c) or (d), each donee, trustee, distributee or transferee shall sign and deliver a lock-up letter substantially in the form of this Agreement.

2.           a.           In the event of a firmly-underwritten public offering of the Company’s Common Stock or other equity interest of the Company for the account of the Company registered under the 1933 Act, by a nationally recognized investment bank resulting in at least US $35,000,000 in gross proceeds (before underwriters’ discounts and selling commissions) to the Company (the “Public Offering”), Shareholders agree that for a period of six (6) months commencing on the effective date of the registration statement filed under the 1933 Act relating to the Public Offering (the “Lock-up Period”), Shareholders will not offer, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any of the Shares.  In order to enable the Company to enforce the aforesaid restrictions on transfer, the Shareholders hereby agree that the Company may impose stop-transfer instructions with respect to the Shares, owned beneficially or of record by Shareholders until the end of such six (6) months period.

b.           In the event that the Financial Industry Regulatory Authority (“FINRA”), or any other state or federal regulatory authority requires that the Lock-Up Period be extended in connection with the Public Offering, the Shareholders each agree that they will execute any agreements and other documents to extend the Lock-Up Period to the extent required by FINRA or such other regulatory authority.

c.           Any one or more of the restrictions set forth in this Section 2: (i) may be waived by the board of directors of the Company if it determines in good faith and in the exercise of its fiduciary duties that such waiver would be in the best interests of the Company and its shareholders for any valid business purpose, including, without limitation, to increase the liquidity of the Common Stock; and (ii) will be null and void upon the consummation of any tender offer to purchase all or substantially all of the Company’s issued and outstanding securities or any merger, consolidation or other reorganization of the Company with or into an unaffiliated person or entity if such transaction is approved by the affirmative vote of the requisite number of record and beneficial owners of the Company’s Common Stock then outstanding and entitled to vote on such transaction.

3.           To the extent not inconsistent with applicable law, if any or all of the Shares are included in an effective registration statement filed with the Securities Exchange Commission, the Shareholders agree not to effect any public sale or distribution of the issue being registered or a similar security of the Company, or any securities exercisable for such securities, including a sale pursuant to Rule 144 under the 1933 Act, during the fourteen (14) days prior to, and during the one hundred eighty (180) day period beginning on, the effective date of such registration statement (except as part of the registration), if and to the extent requested by the managing underwriter or underwriters in the case of an underwritten public offering.

4.           In the event of a tender offer to purchase all or substantially all of the Company’s issued and outstanding securities, or a merger, consolidation or other reorganization, and if the Company or the entity makes a public announcement that the minimum tender condition for any such tender offer has been satisfied or if the requisite number of the record and beneficial owners of Company securities then outstanding are voted in favor of such merger, consolidation or reorganization, and such tender offer, merger, consolidation or reorganization is completed, this Agreement shall terminate as of the closing of such event, and the Shares restricted pursuant hereto shall be immediately released from the restrictions contained herein.

5.           The restrictions covered by this Agreement shall be appropriately adjusted should the Company make a dividend or distribution, undergo a forward split or a reverse split or otherwise reclassify its shares of Common Stock.

6.           This Agreement may be executed in any number of counterparts with the same force and effect as if all parties had executed the same document.

7.           All notices, instructions or other communications required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by email (receipt confirmed), certified mail, return receipt requested, overnight delivery or hand-delivered to all parties to this Agreement, to the Company at 11311 Reeder Road, Dallas, Texas 75229, Attn: Dr. L.S. Smith, and to the Shareholders at the address set forth on the signature page.  All notices shall be deemed to be given on the same day if delivered by hand or on the following business day if sent by overnight delivery or the second business day following the date of mailing.

8.           The sale and transfer restrictions on the Shares set forth in this Agreement shall be in addition to all other restrictions on transfer imposed by applicable United States and state securities laws, rules and regulations.

9.           This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof, and may not be amended except by a written instrument executed by the parties hereto.  Each party to this Agreement hereby acknowledges that it has not received or relied upon any statements or representations by any other party or its agents which are not expressly set forth herein.

10.           This Agreement shall be governed by and construed in accordance with the laws of the State of Texas applicable to contracts entered into and to be performed wholly within said State; and Company and the Shareholders agree that any action based upon this Agreement may be brought exclusively in the United States and state courts located in Texas, and each submits itself to the jurisdiction of such courts for all purposes hereunder.

11.           In the event of default hereunder, the non-defaulting parties shall be entitled to recover reasonable attorney’s fees incurred in the enforcement of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written hereinabove.

DGSE COMPANIES, INC.,
a Nevada corporation

By:
	Name:	Dr. L.S. Smith
	Title:	Chairman & Chief Executive Officer

SHAREHOLDERS

LANDMARK METALS, LLC, a Texas limited liability company

By:
Name:
Title:
Address:
Fax:
Email:

JAMES J. VIERLING

James J. Vierling
Address:
Fax:
Email:

WESLEY A. MULL

Wesley A. Mull
Address:
Fax:
Email

[Signature Page to Lockup Agreement (Merger Agreement)]